Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarter report of United Fire & Casualty Company (the “Company”) on Form 10-Q for the period ending September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dianne M. Lyons, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dianne M. Lyons
Dianne M. Lyons
Chief Financial Officer

Dated: November 9, 2009
A signed original of this written statement required by Section 906 has been provided to United Fire & Casualty Company and will be retained by United Fire & Casualty Company and furnished to the Securities and Exchange Commission or its staff upon request.